: AMCAR051.CDI #CMOVER_3.0E ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620
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óšyFn'¯M›ÿÿÿ]û›:ØiàéwMAâåî±îîîÚîîî±¿ÇüîÄñšyFn'¯¯Ëÿÿÿ€µ¿é´æñÄ~ÕT.îî±îîîÚîîî¡{Ì¯
: yFn' } Ëÿÿÿ€µ¿é´æñÄ~ÕT.îî±îîîÚîîî¡{Ì Ì
yFn'¯ Ëÿÿÿ€µ¿é´æñÄ~ÕT.îî±îîîÚîîî¡{Ì¯*¯
yFn'¯.¯Ëÿÿÿ€µ¿é´æñÄ~ÕT.îî±îîîÚîîî¡{Ì¯
yFn'¯M¯Ëÿÿÿ¨Z~&½®]àéÐd™^½^~MMR{àxæÖŸŸéŸŸŸ,ŸŸŸ‹ÇüÛ›öúÙðúÚ›ñšK K
yFn'¯^½ß÷üÿ ÿÿÿËÿÿîm~%®]¿¶Ðdí±m.æ±îîîÚîîîÂnw©¿Ü8äf^ìæbî±îîîÚîîî±¿ÇüîôúêúÚ÷Îêñúµ òú jb ð K
Ò'ºã-n¶Ñû›!ÕT'Þgà9þÚôÎÿÿÿ ÿïñ .m«ðLÌ‹»äñä M~&ÎCtË-Ì¿ÐÕ»T.~úCtt[ü»*M]´Øàç(@ìß
ÖY.R¿êÑ«ð][ŸK K y^½1Öë)Ñü»r.]ÌÀ K K
™á'zv¿éâ²^x fŽYò›-ÒJËÿ}¿äÐ;êæàÖàxþ»™¿»àŠû›^y~MŸ,ŸŸŸéŸŸŸ,ŸŸŸéŸ¿»J^x}ö›-ÒJë÷»ã
£.]ZM~âà»Ðú^½àéÕààÖŸŸ,ŸŸŸéŸŸŸ,ŸŸŸË»m´fîîÚîîÞè¿Ü÷½£q]nMJâ¿»¿†Ðë!E~MÞtçìó K
K »»àMuâÖ¯‹¿àà÷»?M^
à»Ð{À»=!¯ÿÿËÿÿà»ãôäâÙäª »»àMuâÖ¯‹¿äÐêxOô»b~¯ÿËÿÿÿ ÿ¿»ÔÕÐå†äõ
»»àMuâÖ¯‹¿äÐêxOú»"~¯ÿËÿÿÿ ÿ¿»ÔÕÐå†äõ
»»àMuâÖ¯‹¿äÐêxO^¿»¿-¿»äõ»b~¯ÿËÿÿÿ »n;=ŽMŸ»»àMuâÖ¯‹¿äÐêxO^¿»¿-¿»äú»"~¯ÿËÿÿÿ »n
;=ŽMŸ»»àMuâÖ¯‹¿äÐêxO^¿»¿-=¿Ðú»T¿»ÕÕô»T=~¯Ëÿÿÿän
ŽM^À»»àMuâÖ¯‹¿äÐêxO^¿»¿-=¿Ðú»T¿»ÕÕú»T}~¯Ëÿÿÿän
ŽM^À»»àMuâÖ¯‹¿ààò»?]¿äÐ{ô=~ðÿÿÿËÿÿÿän
ŽM^À»»àMuâÖ¯‹¿ààò»?]¿äÐ{ú}~ðÿÿÿËÿÿÿän
ŽM^À»»àMuâÖ¯‹¿ààÒúª»-‹»Ð"À ÿÿËÿÿÿà»äôäâÙäª
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»»àMuâÖ¯‹¿äÐú»?.Öñä¿ÐÐd¿ääò»?.]! ÿÿËÿ¿»¿öÐãîäõ K
y³ì »mONþ»T-¿»äÖÐàáç¿àð»TŽm.Å {ww(wwwCwww(wwwCww-K
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¿»à
ü»)¿»à}îîþOÌADô
{ww(wwwCwww(wwwCww-»»Ð¾Ö;Îÿü»"äÖò¯Mwë‡å÷òXDü"»»àÙÖÒçÓxÙ¾"¿»ÐÓÒîY¯²èðMç«»Ž‹»Ðúän
¿àRùä¿à"þî»»ÐÎËÊ»]¨ÙâR¢ò]kféç?={ww(wwwCwww(wwwCww-K
KÔ^à»àbf)þ»TM¿»äwëØºç¿»Ö÷»^
.SŸ{ww(wwwCwww(wwwCww-»»ÐvŽmÐ'ÎË£‹¿»Öõ»ò.}¿ÐÕ»T}ç÷¿äÐdŸéŸý{"¿»Ð§öò dÎD¿Ä£ö‹
½‹»àÖV¿»ÐÄ»%9¿»àÄ»M‰? {ww(wwwCwww(wwwCww-K
KÔ}à»Ðkr~RM‰¿»Ðî».Š±^=mÐ¿¿ð»yFu.À{ww(wwwCwww(wwwCww-»»ÐvŽmÐ'ÎË£‹¿»äú»'¿»äú»qÕ
ñ»?¿»ÐŸéý{Ìà»Ð߯çxb[~-É{Çl£ó~-]ý‹â¿»àá
¿»÷»‰f¿»¿ð»yÖ¿»¿Òæ߀‹-¿ää%ù-¿ääR‹»àðäMö=»»ÐvŽmÐ'ÎË£‹¿»ä÷»ÑU¿»äú»qÕñ»?¿»d
ŸŸéý{Ìà»Ð·R/¯-qÕâÐP¯?
»»ÐvŽmÐ'ÎË£‹¿»äú»qÕñ»?¿»d¿»Öõ»q]~Üîþ{"¿ø»?-¿»¿%ù»?-¿»¿R¿àð»TMÖ‹ø»"¿»àlõ»ò
¿»àf¿»¿ð»yö {ww(wwwCwww(wwwCww-K KÖ-AM}¿Ðdç©
{ww(wwwCwww(wwwCww-»»ÐvŽmÐ'ÎË£‹¿»ÖÕû»T^ð¿äÐdŸéŸŸŸàÇü»?½^¯›ÐP/êòe
»»ÐvŽmÐ'ÎË£‹¿»ÖÕ÷»TŽU¿àð»TMÖŸéŸŸŸ$Ì¿»Ô
Möý.¨»»ÐvŽmÐ'ÎË£‹¿»ÖÕú»T^ö-¿äÐ"Üîîî¡{Ì¿ÐCø-LBÄ+¿èÒ¤»^©ð»Q¿»ÐPý÷‹à»àÒÄ»Ž
¿»äÄ»M‰? K
»»ÐvŽmÐ'ÎË£‹¿»äú»Ñ%¿»ä{~¿äÐäÕäŸŸŸ¢{Ì†FÕKŸ»»ÐvŽmÐ'ÎË£‹¿»ä{÷»TMÚŸéŸŸŸ,¿ÇD¿ôV»»Ðv
ŽmÐ'ÎË£‹¿»ä{ñ»Tm»^Üîîî±þ{ÌxrÔKÀK »»ÐvŽmÐ'ÎË£‹¿»Ö÷»^
¿Ð{ôä=~Üîîî¡{Ì¿ÐCø-‹½‹»Ð¶´äò¿Ì»½à»àÖ=¿»Ð¯»½R¿»à¯»MÄñÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ ÿÿ¿Ð"
õ-‹-¿äXòä%¢Ä»M
ýò¿¿»Ð¯»Žà¿»ÐŸ».áñ»Q¿»ÐPýö‹à»àÖÎ»^Äõ»™¿»ÐËþ÷¿¿»à©»-}¿»ô»Iç÷»T¿»äd¿§»½C¿
»Ðüò‹¿Ð÷»TŽU¿Ðú»T.Õñ¿äÐdýÇ"K
»»ÐvŽmÐ'ÎË£‹¿»Öõ»q¿ð»?-¿»¿Öü»?¿»ëÖC‹»ðäMÖéý{Ìà»ÐCÌòLB«ñ‹}‹»àXª»-‹»àRB¿»äÄ»M‰
¿ø~¿äÐäÖÄ»½¿»Ðxç? »»ÐvŽmÐ'ÎË£‹¿»Öõ»!Öú»?¿»ëÚõM¿äÐàçÜîî¿¯ü»
„/Î{D¿Üö»q¿ð»?-¿»¿Öü»?¿»ëÖC‹»ðäMÖK¿»ÐøòLvõñdý÷¿-¿»¿R¿àð»TMö»?^¿»¿ØçÓ??
K »»ÐvŽmÐ'ÎË£‹¿»Öõ»q
ŽmÐõ»ò»MŸéŸŸ¿¨Ü"ö£Ðd@¿Øú.Ö®»‹»Ðdà»àõ.["~þ÷¿¿»à©»-~æú»A¿»ÐßÚõ»TM¿»ääç?VK
»»ÐvŽmÐ'ÎË£‹¿»äªM3ÌÌÌøÌÌü$Ì=„ÌŠD@ï MÄ¢M¯¯÷‹}‹»àXª»-‹»àRB¿»äÄ»M‰?
»»ÐvŽmÐ'ÎË£‹¿»äªMCÌÌÌøÌÌü$Ì=„ÌŠD@ï
MÄ¢M þ¯óÄ‹-êŽÄ£‹Ø÷»TŽU¿Ðú»T.Õñ¿äÐdý§»»ÐvŽmÐ'ÎË£‹¿»äªMCÌÌÌøÌÌü$Ì=„ÌŠD@ï
MÄ¢M þ¡Ì õ÷Ö-êÑðÆ¿‡ªM÷‹"¿»àlõ»ò¿»àf¿»¿ð»yÖ?
»»ÐvŽmÐ'ÎË£‹¿»äªMÄÌÌÌøÌÌü$Ì=„ÌŠD@ï MÄ¢M þ¯¡Ì ¡ðó÷‹™êÑÄ™¿ØŽM<£÷‹-ÞÑÄÄ
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MÄ¢M þ¯¡Ì ¡ð¡.¯Ç÷‹-µÑÄ¢K¿ØªAM<üÄ‹-êŽÄÄ‹Øª»ëü÷¿}¿»XÖ»?-¿»¿R¿àð»TMö?=»»ÐvŽmÐ'Ì
Ë£‹¿»äªM,ŸŸŸéŸŸ¿¨ü‹-ÞÑÄ¢ ¿Øª*M<üª‹-êäÄÄ_äØªyëüöÖ-êÑÖ÷ K »»ÐvŽmÐ'ÎË£‹¿»Öõ»q
¿»äëÑÖ,ŸŸŸéý{Ìb„/ÌÐD¿-ö»
Žm»ö»™Mý ‹-êäÖ? {ww(wwwCwww(wwwCww-K
{ww(wwwCwww(wwwCww-»»ÐvŽmÐ'ÎË£º»ÐÄúßµàÙ'.INî}Ñv½Öé4eغçîîÚþ{Ì«
»»ÐvŽmÐ'ÎË£º»àÄúßµàÙ'.INî}Ñv½Öé4eغçîîÚþ{Ì«
»»ÐvŽmÐ'ÎË£º»ÐÄúßµàÙ'.INî}Ñv½Öé4eغçîîÚþ{Ì«
»»ÐvŽmÐ'ÎË£º»àÄúßµàÙ'.INî}Ñv½Öé4eغçîîÚþ{Ì«

»»Ð□vŽmÐ'ÎËf°»à₤úßµàÙ'.INî}Ñv%Óé4ëØ°çîîÙþ{I«   {ww(wwwCwww(wwwCww-K
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ËÊ»□}□næ□Ñg-ë*nò□°Òåx□Öýòîôú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næ□Ñ'%v□ëÔû ^M~□Ý/¯yl¯ø…ÄóŠ›M□¯
»»Ð□□ÏËÊ»□}□næ□Ñg-ë*ÞêÕÏ›^M!MÝ/›Ml¯§ÛÄó%¯M□ð?   {ww(wwwCwww(wwwCww-K
Kô-à»ÐôÄ»□□à»ÐéQç¿»□ú»□j□ëÖ¶÷ð»?-□MÀ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Øª*Ml□€g
äfÊëÔ»!¯?
»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Øª*Ml□€ç%Ñ
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.]~¡ëÖê□M□¿†tç÷Î"»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fn
æ□¯M¯
»»Ð□□ÏËÊ»□}□næÐPTçåý¿à(í~□d¢òÚÄÄ□¯Mc¯ñÚðñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯Mlð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯Ml‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M‹‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M□‹ËöúÌ{ww(wwwCwww(wwwCww-K
Kô-à»ÐôÄ»□□à»Ðå□%v~åý»□I¿»Ð□næ¿□àð
{ww(wwwCwww(wwwCww-»»Ð□□ÏËÊ»□}□næ□Ñ'%v1ò□Žæå×I%ýòêÄú"»»Ð□□ÏËÊ»□}□næ□Ñg-ë*nò□°Òåx□Öýò
Þðú"{ww(wwwCwww(wwwCww-K
Kô-à»ÐôÄ»□nà»àÒfåä¿äÐú»?^□ëšé÷ð□□-□□Ÿ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Øª*M<□€
gäfÊëÔ»!¯?
»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðŸ"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Øª*M<□€
ç%ÑÝ÷›.□Bu.
.]~¡ëÖê□M□¿†tç÷Î"»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðŸ"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□
"Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næÐPTçåý¿à(í~□d¢òÚÄÄ□¯Mc¯ñÚðñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯Mlð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯Ml‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M‹‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M□‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯□¯
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î÷ú"{ww(wwwCwww(wwwCww-K
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äfÊëÔ»!¯?
»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðEÚ÷ú§{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Øª*M
□□€ç%ÑÝ÷›.□Bu.
.]~¡ëÖê□M□¿†tç÷Î"»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðEÚ÷ú§{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ
ü»□"Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næÐPTçåý¿à(í~□d¢òÚÄÄ□¯Mc¯ñÚðñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯Mlð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯Ml‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M‹‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M□‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯□¯
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{ww(wwwCwww(wwwCww-»»Ð□□ÏËÊ»□}□næ□Ñ'%v1ò□Žæå×I%ýòêÄú"»»Ð□□ÏËÊ»□}□næ□Ñg-ë*nò□°Òåx□Öýò
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gäfÊëÔ»!¯?
»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðEÚ÷□Þñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□MwßØåçp¿Ø
ª*Mæ□€ç%ÑÝ÷›.□Bu.
.]~¡ëÖê□M□¿†tç÷Î"»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I%ýòÙÀ□êðEÚ÷□Þñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ
;Íÿü»□"Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næÐPTçåý¿à(í~□d¢òÚÄÄ□¯Mc¯ñÚðñú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯Mlð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯Ml‹ËöúÌ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
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